OPINION OF GENERAL COUNSEL RE: LEGALITY



                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          LAW AND REGULATION DEPARTMENT
                          3100 Sanders Road, Suite J5B
                           Northbrook, Illinois 60062
                         Direct Dial Number 847-402-2400
                             Facsimile 847-402-4371


Michael J. Velotta
Vice President, Secretary
  and General Counsel

                                 September 27, 2001

TO:        ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
           FARMINGVILLE, NEW YORK 11738-9075

FROM:      MICHAEL J. VELOTTA
           VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

RE:        FORM N-4 REGISTRATION STATEMENT
           UNDER THE SECURITIES ACT OF 1933 AND
           THE INVESTMENT COMPANY ACT OF 1940
           FILE NOS.  033-65381, 811-07467
           AIM LIFETIME PLUS VARIABLE ANNUITY
           AIM LIFETIME PLUS II VARIABLE ANNUITY

     With reference to the above mentioned Registration Statement on Form N-4 ("Registration Statement") filed by Allstate Life Insurance Company of New York (the "Company"), as depositor, and Allstate Life of New York Separate Account A, as registrant, with the Securities and Exchange Commission described therein, I have examined such documents and such law as I have considered necessary and appropriate, and on the basis of such examination, it is my opinion that as of September 27, 2001:

1. The Company is duly organized and existing under the laws of the State of New York and has been duly authorized to do business by the Director of Insurance of the State of New York.

2. The securities registered by the above Registration Statement when issued will be valid, legal and binding obligations of the Company.

     I hereby consent to the filing of this opinion as an exhibit to the above referenced Registration Statement and to the use of my name under the caption "Legal Matters" in the prospectuses constituting a part of the Registration Statement.

Sincerely,


/s/ MICHAEL J. VELOTTA
------------------------------
Michael J. Velotta
Vice President, Secretary and
  General Counsel